Francis Lienhard                                              ROYAL BANK
Senior Account Manager                                        [ICON](REGISTERED)

                                                      Royal Bank of Canada
                                                      Corporate Banking - Quebec
                                                      8th Floor, West Wing
                                                      1 Place Ville Marie
                                                      Montreal, Quebec  H3C3A9

                                                      Tel:  (514) 874-2811
December 14, 1999                                     Fax:  (514) 874-5315



Mr. Lawrence J. Hineline
Vice President - Finance
NORTH AMERICAN VACCINE INC.
10150 Old Columbia Road
Columbia, MD 21046-2358

Subject:  US$6,000,000 Credit Facilities - July 12, 1999.
---------------------------------------------------------

Dear Larry:

Pursuant to your request, we hereby confirm that we agree to extend the above Credit Facilities up to May 31, 2000 subject the following amendments:

     o For clarity, the loan financing of US$30,000,000 received from Baxter International Inc. shall not be included in the definition of Mandatory Repayment.

     o  Extension Fee of US$12,500 payable upon acceptance of this extension.

All other terms and conditions of the Credit Facilities remain applicable.

Please confirm acceptance of this extension of the Credit Facilities by signing and returning copy of this letter.


Yours truly,


/s/ F. Lienhard
FL/ed

Read and accepted on this 20 day of December 1999.

NORTH AMERICAN VACCINE INC.

By:         /s/ Lawrence J. Hineline         By:       /s/ Randal Chase
            --------------------------                 ---------------------
Name:       Lawrence J. Hineline             Name:     Randal Chase
            --------------------------                 ---------------------
Title:      Vice President, Finance          Title:    President & CEO
            --------------------------                 ---------------------

Acknowledged on this 22nd day of December 1999.

BIOCHEM PHARMA INC.

By:         /s/ F. Andrew                    By:       /s/ C. Tessier
            --------------------------                 ---------------------
Name:       F. Andrew                        Name:     C. Tessier
            --------------------------                 ---------------------
Title:      Chief Financial Officer          Title:    Vice President, Legal
            --------------------------                 ---------------------

BIOCHEM PHARMA HOLDINGS INC.

By:         /s/ F. Andrew                    By:       /s/ Guy Lord
            --------------------------                 ---------------------
Name:       F. Andrew                        Name:     Guy Lord
            --------------------------                 ---------------------
Title:      Treasurer                        Title:    Secretary
            --------------------------                 ---------------------